UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
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SCHEDULE 14A
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Securities Exchange Act of 1934

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Supertex, Inc.

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 Filed by Microchip Technology Incorporated
Pursuant to Rule 14a-12
of the Securities Exchange Act of 1934
Subject Company: Supertex, Inc.
Commission File No.: 000-012718

Microchip Technology Incorporated plans to use the following materials in one or more presentations to the employees of Supertex, Inc. (Supertex) in connection with Microchip's acquisition of Supertex. Such materials may also be made available to such employees in electronic or paper form.

2 ? Cautionary Statement: Statements about the expected timing, completion, benefits and effects of the proposed transaction, and other statements in this presentation that are not historical facts, are forward-looking statements made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. These statements involve risks and uncertainties that could cause actual results to differ materially, including, but not limited to the actual timing of the closing of the acquisition, the satisfaction of the conditions to closing in the acquisition agreement, any termination of the acquisition agreement, the effect of the acquisition on Microchip’s and Supertex’s existing relationships with customers and vendors and their operating results and businesses; the costs and outcome of any litigation involving Microchip, Supertex or the acquisition transaction; general economic, industry or political conditions in the U.S. or internationally; and the risks described from time to time in SEC reports including filings on Forms 10-K, 10-Q and 8-K. You can obtain copies of such Forms 10-K, 10-Q and 8-K and other relevant documents for free, as applicable, at Microchip’s website (www.microchip.com) , at Supertex’s website (www.supertex.com), the SEC's website (www.sec.gov) or from commercial document retrieval services. You are cautioned not to place undue reliance on our forward-looking statements, which speak only as of the date such statements are made. We do not undertake any obligation to publicly update any forward-looking statements to reflect events, circumstances or new information after the date hereof. ? Additional Information and Where to Find It Supertex intends to file a proxy statement in connection with the acquisition transaction. Investors and security holders are urged to read the proxy statement when it becomes available because it will contain important information about the transaction. Investors and security holders may obtain free copies of these documents (when they are available) and other documents filed with the SEC at the SEC's web site at www.sec.gov. Microchip, Supertex and their directors and executive officers may be deemed to be participants in the solicitation of proxies from the stockholders of Supertex in connection with the acquisition transaction. Information regarding the special interests of these directors and executive officers in the transaction will be included in the proxy statement described above. Additional information regarding the directors and executive officers of Microchip is also included in Microchip's proxy statement for its 2013 Annual Meeting of Stockholders, which was filed with the SEC on July 11, 2013. Additional information regarding the directors and executive officers of Supertex is also included in Supertex’s proxy statement for its 2013 Annual Meeting of Stockholders, which was filed with the SEC on July 2, 2013. These documents are available free of charge at the SEC's web site at www.sec.gov and as described above.c

3 Welcome to Microchip!!!

4 ?Leading semiconductor provider of: High-performance, field-programmable, 8-, 16- & 32- bit Microcontrollers ? Analog & Interface products ? Wi-Fi, RF, USB, Ethernet products ? Automotive Information Systems products ? Related Memory products ? Flash-IP Solutions ? Over $1.9B in sales run rate ? More than 8000 employees ? Headquartered near Phoenix in Chandler, AZ Corporate Overview “The Silicon Desert”

5 Annual Net Sales Growth $ Million • 93 consecutive quarters of profitability * * Run rate based on results for the 9 months ended December 31st, 2013

6 Worldwide Technical Support Centers Sydney Copenhagen Drunen Dublin Haan Karlsruhe London Madrid Milan Munich Padova Paris Pforzheim Tel Aviv Wels Atlanta Austin Boston Chicago Cleveland Dallas Detroit Kokomo Los Angeles New York Phoenix San Jose Toronto Melbourne Johannesburg Sao Paulo Bangalore Bangkok Beijing Chengdu Chongqing Hangzhou Hong Kong Hsinchu Kuala Lumpur New Delhi Penang Pune Kaohsiung Manila Nanjing Osaka Qingdao Seoul Daegu Shanghai Shenyang Shenzhen Singapore Taipei Tokyo Wuhan Xiamen Xian Zhuhai The only non-commissioned sales team in the semiconductor industry

7 Global Development Centers Lausanne, Switzerland Budapest, Hungary Bucharest, Romania Bangalore & Chennai, India Brisbane, Australia Shanghai, China Hsinchu, Taiwan Manila, Philippines Bangkok, Thailand Santa Clara & Los Angeles, California Chandler, Arizona Milwaukee, Wisconsin Norristown, Pennsylvania Hauppauge, New York Austin, Texas Karlsruhe, Germany Gothenburg, Sweden

Worldwide 8-Bit Microcontroller Market Share (Dollars)

No.	1991 Rank	1996 Rank	1998 Rank	2001 Rank	2005 Rank	2006-9 Rank	2010 Rank	2012 Rank
1	Motorola	Motorola	Motorola	Motorola	Motorola	Microchip	Renesas	Renesas
2	Intel	NEC	NEC	Hitachi	Renesas	NEC	Microchip	Microchip
3	Philips	Philips	ST-Micro	NEC	Microchip	ST-Micro	Atmel	Atmel
4	Mitsubishi	Hitachi	Philips	Microchip	NEC	Freescale	ST-Micro	ST-Micro
5	NEC	Mitsubishi	Hitachi	ST-Micro	ST-Micro	Atmel	Samsung	NXP
6	Hitachi	Toshiba	Mitsubishi	Philips	Atmel	Renesas	Freescale	Freescale
7	Toshiba	Matsushita	Microchip	Toshiba	Toshiba	NXP	NXP	Samsung
8	Siemens	SGS-Thomson	Toshiba	Atmel	Philips	Cypress	Cypress	Cypress
9	TI	Intel	Siemens	Matsushita	Fujitsu	Sony	Panasonic	Si Labs
10	Matsushita	Microchip	TI	Sanyo	Infineon	Fujitsu	Fujitsu	Panasonic
11	National	Siemens	Fujitsu	Samsung	Sanyo	Panasonic	Datang	Fujitsu
12	SGS-Thomson	Fujitsu	Sanyo	Mitsubishi	Samsung	Toshiba	NEC (1Q)	Sony
13	Ricoh	TI	Matsushita	Infineon	Matsushita	Samsung	Sony	Toshiba
14	MHS	Sony	Atmel	Sony	Sony	Datang	Toshiba	Holtek
15	IIT	Zilog	Zilog	TI	Sunplus	Si Labs	Si Labs	MELFAS
16	Sharp	Sharp	Sharp	Fujitsu	Micronas	Holtek	JSC	CEC Huada
17	Fujitsu	Temic	Sony	Sunplus	Novatek	Infineon	Holtek	JSC
18	Oki	Sanyo	Intel	Zilog	Intel	Elan	Infineon	Datang
19	Zilog	National	National	Novatek	Holtek	Winbond	Sonix	Infineon
20	Sony	Oki	LG Semi	Micronas	Winbond	Denso	Elan	Elan
23	Microchip							

Based on dollar shipment volume 1991-2012, Source: Gartner and Microchip

9

10 Which of the following 8-bit chip families would you consider for your next embedded project? 52% 40% 17% 16% 15% 13% 11% 10% 10% 10% 10% 9% 7% 6% 5% 5% 3% 3% 3% 2% 1% 1% Microchip PIC® MCU Atmel AVR Arduino Freescale HCxx STMicro ST6, ST7, ST8 TI TMS370, 7000 Renesas H8, R8 NXP/Philips P80x, P87x, P89x Atmel 80xx Intel 80xx, '251 Cypress PSoC SiLabs 80xx Xilinx PicoBlaze Altera soft core Zilog Z8, Z80, Z180, eZ80 Other Digi/Rabbit 2000, 3000 Parallax Maxim 80xx Infineon XC800 NEC K0 Toshiba Those Clock Rate Under 100 MHz N = 764 Source: UBM 2013 Embedded Market Study

1

Worldwide 16-Bit Microcontroller Market Share (Dollars)

No.	2004 Rank	2006 Rank	2008 Rank	2009 Rank	2010 Rank	2011 Rank	2012 Rank
1	Renesas	Renesas	Renesas	Renesas	Renesas	Renesas	Renesas
2	Infineon	Infineon	Infineon	Infineon	Infineon	Infineon	Infineon
3	Freescale	Freescale	Samsung	TI	TI	TI	TI
4	TI	Fujitsu	TI	Samsung	Samsung	Freescale	Freescale
5	NEC	TI	Freescale	Fujitsu	Freescale	Fujitsu	Fujitsu
6	Matsushita	Intel	Fujitsu	Freescale	Fujitsu	Toshiba	Samsung
7	Toshiba	Toshiba	Toshiba	Toshiba	Toshiba	Samsung	Microchip
8	Fujitsu	NEC	Intel	NEC	Microchip	Microchip	Toshiba
9	Intel	Sunplus	NEC	Intel	Intel	Intel	Intel
10	STMicro	Sony	Sony	Microchip	Sony	Sony	INSIDE
11	Oki	NXP	Panasonic	Panasonic	JSC Sitronics	JSC	Sony
12	Sony	Micronas	NXP	Sony	Sunplus I	Winbond	CEC Huada
13	Micronas	Winbond	Winbond	Winbond	Winbond	Ixys	JSC
14	Sunplus	Matsushita	Microchip	Sunplus I	NXP	Micronas	EM Micro
15	Winbond	Microchip	Micronas	Micronas	Micronas	Seiko Epson	Shanghai Fudan
16	Microchip	Samsung	Sunplus I	NXP	Sunplus MM	Shenzhen St	Sunplus
17	Samsung	Oki	Sunplus MM	Sunplus MM	Seiko Epson	Sunplus	Datang
18	Philips	National	Sharp	Seiko	Panasonic	Rohm	Winbond
19	Magnachip	Sharp	Rohm	Sharp	Rohm	Panasonic	Ixys
20	Sharp	STMicro	Seiko	Rohm			Seiko Epson

Based on dollar shipment volume 2004-2012, Source: Gartner and Microchip

12

13 Which of the following 16-bit chip families would you consider for your next embedded project? * * 53% 45% 17% 14% 13% 13% 7% 5% 4% 4% 3% 3% Microchip PIC24/dsPIC® DSC TI MSP430 Freescale HC16 STMicro ST9, ST10 Renesas H8/300H, H8S/2000, M16C Freescale HC12 Intel 8086, '186, '286 AMD 186, '188 Other Infineon XE166, XC2000, XC166, C166 Maxim Zilog Z180, Z380 Those clock rate under 100 MHz N = 690 Source: UBM 2013 Embedded Market Study

14 32-bit Revenue FQ2 YTD FQ2 YTD YTD FQ3 YTD FQ3 YTD FQ3 YTD FQ3 FY09 FY10 FY11 FY12 FY13 FY14 FQ3 YTD FQ3 YTD

15 Worldwide 32-bit Microcontroller Market Share (Dollars) Based on dollar shipment volume 2010-2012, Source: Gartner and Microchip 2010 2011 2012 No. Rank Rank Rank 1 Renesas Renesas Renesas 2 Freescale Freescale Freescale 3 TI TI ST-Micro 4 ST-Micro ST-Micro TI 5 Denso NXP Atmel 6 Fujitsu Denso Denso 7 NXP Atmel Infineon 8 Atmel Fujitsu NXP 9 Toshiba Infineon Toshiba 10 Infineon Toshiba Fujitsu 11 Panasonic Panasonic Panasonic 12 EM Micro EM Micro Microchip 13 Rohm Rohm MELFAS 14 JSC JSC Samsung 15 Shenzhen St Microchip Rohm 16 Huahong Shenzhen St Energy Micro 17 Seiko Epson Huahong CEC Huada 18 Winbond Winbond Nationz 19 Microchip Seiko Epson Shanghai Fudan 20 Samsung Samsung Cypress

16 Which of the following 32-bit chip families would you consider for your next embedded project? 33%28% 26% 21% 19% 17% 15% 13% 12% 11% 10% 10% 9% 9% 8% 8% 8% 8% 8% 7% 7% 7% 6% 5% 4% 4% 4% Microchip PIC 32-bit (MIPS) STMicro STM32 (ARM) TI Stellaris (ARM) NXP LPC (ARM) Atmel (AVR32) Atmel SAMxx (ARM) FreescaleKinetis (Cortex-M4/M0) Arduino TI OMAP Atmel AT91xx TI C2000 MCUs TI Sitara (ARM) Freescale i.MX (ARM) Cypress PSOC 5 (ARM) Altera Nios II (soft core) RenesasSuperH, H8SX, M32C, M32R Freescale 68K, ColdFire Xilinx Zynq (with dual ARM Cortex-A9) Xilinx MicroBlaze (soft-core) Intel Atom, Pentium, Celeron, Core 2, Core iX Altera SoC-FPGA (with dual ARM Cortex-A9) TI Hercules (ARM) Energy Micro EFM32 SiLABS Precision32 (ARM) Freescale PowerPC55xx Microsemi SmartFusion2 SoC FPGA (Cortex-M3) Freescale PowerPC 5xx, 6xx Those clock rate are under 100 MHz N = 810 4% 4% 3% 3% 3% 3% 3% 3% 3% 3% 2% 2% 2% 2% 2% 2% 2% 2% 1% 1% 1% 1% 1% 1% 0% 0% Other Freescale PowerPC 7xx, 8xx Qualcomm (any) Xilinx Virtex-5 (with PowerPC 405) Microsemi SmartFusion SoC FPGA (Cortex-M3) AMD Fusion, Athlon, Sempron, Turion, Opteron, Geode Freescale Vybrid (ARM) NVIDIA Tegra Microsemi FPGA (Cortex-M1, soft) Xilinx Virtex-4 (with PowerPC 405) Freescale PowerQUICC Infineon XMC4000 (ARM) Broadcom NEC V850 Cirrus Logic EP73xx, EP93xx (ARM) Marvell Intel Itanium Fujitsu FM3 (ARM) AMD Alchemy (MIPS) IBM PowerPC 4xx, 7xx Infineon Tricore SPARC (any) Fujitsu FR Series AMCC PowerPC 4xx IDT 32xxx Atmel AT91xx/ATSAMxx (ARM) Source: UBM 2013 Embedded Market Study

17 Worldwide Microcontroller Market Share (Dollars) Based on dollar shipment volume 2003-2012, Source: Gartner and Microchip 2003 2008 2009 2010 2011 2012 No. Rank Rank Rank Rank Rank Rank 1 Renesas Renesas Renesas Renesas Renesas Renesas 2 Motorola NEC NEC Freescale Freescale Freescale 3 NEC Freescale Freescale Samsung TI Infineon 4 Matsushita Infineon Samsung Microchip Microchip Microchip 5 Infineon Samsung Microchip Atmel ST-Micro ST-Micro 6 Fujitsu Microchip TI TI Atmel TI 7 Toshiba ST-Micro Infineon Infineon Infineon Atmel 8 Microchip TI ST-Micro ST-Micro Fujitsu NXP 9 Samsung Fujitsu Fujitsu Fujitsu Toshiba Fujitsu 10 ST-Micro NXP NXP NXP Samsung Samsung 11 Atmel Toshina Atmel Toshiba NXP Toshiba 12 TI Atmel Toshiba Denso Denso Cypress 13 Sanyo Panasonic Panasonic Cypress Sony Denso 14 Philips Denso Denso Panasonic Panasonic Panasonic 15 Intel Sony Cypress Sony Cypress Sony 16 Sony Cypress Sony Datang JSC Sitronics Si Labs 17 Micronas Intel Datang JSC Sitronics Datang CEC Huada 18 Oki Micronas Intel Si-Labs Intel MELFAS 19 Sunplus Winbond Si-Labs Intel Huahong JSC 20 Winbond Si-Labs Rohm Si Labs INSIDE

18 Total MCU (8/16/32) Market Share % %

19 Analog Yearly Revenue (k$) $0 $50,000 $100,000 $150,000 $200,000 $250,000 $300,000 $350,000 $400,000 FY 02 FY 03 FY 04 FY 05 FY 06 FY 07 FY 08 FY 09 FY 10 FY 11 FY 12 FY 13 FY 14FQ3 YTD FQ3 YTD

20 Microchip Analog Product Portfolio Growth 73 87 98 132 199 261 299 343 377 408 450 473 497 532 644 718 776 1068 1139 0 50 100 150 200 250 300 350 400 450 500 550 600 650 700 750 800 850 900 950 1000 1050 1100 1150 1200 1995 1996 1997 1998 1999 2000 2001 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013

21 Microchip’s Stand-Alone Analog Customer Growth (6 month rolling) All Time Record Customer Growth

Analog and Interface Products

THERMAL MANAGEMENT

- Temperature Sensors
- Fan Control and Hardware Management

LINEAR

- Single Supply CMOS Op Amps
- Comparators
- RF Power Amplifiers, PGA, SGA

MOTOR DRIVER ICs

- Stepper and DC/ 3Φ Brushless DC

POWER MANAGEMENT

- Linear Regulators
- Switching Regulators
- Digitally-Enhanced & PWM Controllers
- Charge Pump DC/DC Converters
- Battery Management
- USB Port Power Controller/ Power Delivery
- System Supervisors Voltage Detectors
- Power MOSFET Drivers
- High-Speed Power MOSFETs

MIXED SIGNAL

- Delta-Sigma A/D Converters
- SAR A/D Converters
- Energy Measurement ICs
- Current/DC Power Measurement ICs
- Dual Slope/Display A/D Converters
- D/A Converters
- Digital Potentiometers
- V/F and F/V Converters
- Voltage References

INTERFACE/ CONNECTIVITY

- CAN/LIN
- USB Hubs/PHYs/ Switches
- Ethernet Controller/ Switches/Bridges/PHYs
- Wireless
- Real Time Clock/Calendar
- I/O Expanders

SAFETY AND SECURITY

- Smoke Detector ICs
- Piezoelectric Horn Drivers

22

23 Our Analog & Memory Enables Providing Complete Solutions RF Transmit/Receive IR Communications Power Drivers Motors Drivers Digital Peripherals - PWM - RTCC Encryption (Keeloq® ICs) Speech Co-Processing LED Drivers LCD Drivers Amplifiers Sensors Filters Serial SRAM A/D Microcontrollers D/A Precision Voltage Reference Bus Communication - CAN bus - USB Power Management - Regulators - Supervisory Power High Voltage I/Os Non-volatile Memory Digital Pot Transceivers - RS232/485 - CAN bus - USB Piezoelectric Horn Drivers Smoke Detector ICs

24 SAM Expansion Focus Areas • eXtreme Low Power • Infotainment in Cars • Touch Sense • Touch Screen • Advanced Graphics • USB Interface • Ethernet Connectivity • Wireless Connectivity • Advanced Analog • AC/DC Power Supplies • Wireless Audio • Computing Embedded Controllers • Motor Control • Digital Power Supplies • Energy Efficient Lighting • Energy Harvesting and Monitoring • Made for iPod and iPhone • Medical Solutions

MCHP Applications in S-Class
26 MCUs / 6 Analog / 6 Memory



Surround View Camera
SEE Analog
Analog
Telephone Touch Dialer
Garage Door Opener
SEE Analog
COMPASS
Cluster (SEE Only)
Navigation
SEE
Car Alarm
HVAC Blower
Airbag
Approach Sensors
PTC Heater
SEE Analog
Mirror
Rear View Camera
SEE Analog
Throttle Control
Engine Control Timer
Adaptive Light (Analog Only)
HID Ballast
LED DRL
DewPoint Controller
Parking Assist
Light Switch
Door Switch Module

25

26 MCHP Applications in S-Class 6 MOST / 5 KLEER Head Unit High Fond Unit Digital AudioTuner Head Phones Satellite Digital Audio Tuner Remote Control TV Tuner Premium Amplifier

27 MCHP Content in Tesla Model - S 5 MCU / 9 Analog / 1 Memory / 2 USB HID Ballast Control USB Media Center Hub Media Control Unit Sensors: Tire, Temp, Safety Power Inverter LED Warning Lights HVAC Blower Power Windows/Door Switch Module Center Stack Console / Switch Controls Body Control USB Charging Port Remote Diagnsotics Battery Management System Power Electronic Module

28 Incremental Growth Through Acquisitions

29 Broadening Microchip Solutions Through Acquisitions Hampshire R&E HI-TECH ZeroG SST Adv Silicon Products Oct ‘08 Apr ‘09 Mar ‘09 Jan ‘10 Apr ‘10 Oct ‘10 Touch Screen Controllers Security/ Life-Safety ASICs Development Tools/ Compiler Low Power Embedded Wi-Fi® High-Density Flash/IP Motor Drive Products

30 Broadening Microchip Solutions Through Acquisitions MMT LSS Ident Roving Networks SMSC Feb ‘11 Oct ‘11 Feb ‘12 Apr ‘12 Aug ‘12 Assembly & Test Capacity Expansion High- Speed ADC Gesture Recognition and Proximity Bluetooth® and Wi-Fi® Solutions MOST® USB & Ethernet Wireless Audio PC Controllers LSS

Broadening Microchip Solutions Through Acquisitions Novocell EqcoLogic Jun ‘13 Nov ‘13 Non-Volatile- Memory IP Equalizer and Coaxial Transceiver Products

32 Our Vision: Be The Very Best Embedded Control Solutions Company Ever g

33 Mission ? Microchip Technology Incorporated is a leading supplier of field-programmable embedded control solutions by delivering the popular PIC® microcontrollers, a broad spectrum of innovative analog products, related non-volatile memory products and Flash-IP solutions. ? In order to contribute to the ongoing success of customers, shareholders and employees, our mission is to focus resources on high value, high quality products and to continuously improve all aspects of our business, providing an industry leading return on investment.

Guiding Values ? Quality comes first ? Customers are our focus ? Continuous improvement is essential ? Employees are our greatest strength ? Products and technology are our foundation ? Total cycle times are optimized ? Safety is never compromised ? Profits and growth provide for everything we do ? Communication is vital ? Suppliers, representatives and distributors are our partners ? Professional ethics are practiced Values are not what we say – they are what we practice

35 Average % of Time MCHP Practices the Guiding Values Rated by Entire Employee Population Values (Goal is 80%) All 2013 Mean Classic 2013 Mean Classic 2012 Mean Classic 2011 Mean Quality Comes First 86.0% 86.4% 86.3% 87.0% Customers Are Our Focus 89.4% 89.7% 89.8% 90.0% Continuous Improvement Is Essential 85.7% 86.1% 85.7% 86.2% Employees Are Our Greatest Strength 79.7% 80.2% 80.2% 82.0% Products And Technology Are Our Foundation 86.2% 87.0% 86.8% 87.1% Total Cycle Times Are Competitive 83.0% 83.7% 84.1% 84.3% Safety Is Never Compromised 90.6% 90.8% 89.8% 90.3% Profits And Growth Provide For Everything We Do 89.7% 90.0% 89.0% 89.8% Communication Is Vital 84.7% 84.6% 84.3% 85.1% Suppliers And Distributors Are Our Partners 86.8% 87.0% 87.3% 86.7% Professional Ethics Are Practiced 87.2% 87.2% 86.7% 86.7%

36 Mode % of Time MCHP Practices Guiding Values Rated by Entire Employee Population Values (Goal is 90%) All 2013 Mode Classic 2013 Mode Classic 2012 Mode Classic 2011 Mode Quality Comes First 90.0% 90.0% 90.0% 90.0% Customers Are Our Focus 100.0% 100.0% 100.0% 100.0% Continuous Improvement Is Essential 100.0% 90.0% 90.0% 100.0% Employees Are Our Greatest Strength 100.0% 100.0% 100.0% 100.0% Products And Technology Are Our Foundation 100.0% 100.0% 100.0% 100.0% Total Cycle Times Are Competitive 90.0% 90.0% 90.0% 90.0% Safety Is Never Compromised 100.0% 100.0% 100.0% 100.0% Profits And Growth Provide For Everything We Do 100.0% 100.0% 100.0% 100.0% Communication Is Vital 100.0% 100.0% 100.0% 100.0% Suppliers And Distributors Are Our Partners 90.0% 90.0% 90.0% 90.0% Professional Ethics Are Practiced 100.0% 100.0% 100.0% 100.0%

37 Percent of Time Employee’s Direct Supervisor Practices the Guiding Values Expressed in Mean Scores Over Time 0 10 20 30 40 50 60 70 80 90 100 1995 1997 1998 2000 2002 2004 2006 2008 2009 2010 2011 2012 2013 87

38 Job Satisfaction Rated by Entire Employee Population High & Good Combined: 83.5% (2012: 83%) High 33.1% Good 50.4% So-So 13.5% Low 3.0%

39 Compelling Strategic Rationale ? Adds proprietary high voltage (50V to 1000V) analog and mixed signal products to our portfolio ? Adds high voltage process technologies and know how that will enable new solutions for our current businesses ? Expands our footprint in the long life cycle Medical and Industrial market segments ? Expands our position in fast growing LED and general lighting applications ? Microchip’s strong manufacturing and sales channel strengths can extend the reach of Supertex’s solutions into new applications and markets ? Adds strong patent portfolio to Microchip IP portfolio

40 Next Steps ? Microchip and Supertex executives will work towards completing the acquisition expeditiously. ? We expect to close transaction in CQ2, 2014. ? We will form an integration team consisting of employees from both companies who will outline the integration strategy in areas of IT, HR, finance, legal, operations, product lines and sales.

41 Some Answers in the HR area ? Your vested stock options will be cashed out at $33 stock price. ? Your unvested stock options will be assumed by Microchip adjusted for the exchange ratio. ? # of options = Current number of options x $33/MCHP stock price ? Option price= Current option price x MCHP stock price/$33 ? The vesting schedule will remain the same

42 Answers– contd. ? Supertex’s ESPP will be terminated and employees can join Microchip’s ESPP ? Microchip’s U.S. ESPP plan has a two year look back period and is therefore more favorable than Supertex’s ESPP plan. ? Our international ESPP plan is similar to Supertex’s ESPP plan. ? Supertex’s 401K plan will be frozen and employees can enroll into Microchip’s 401K plan. ? Supertex’s 401K plan will undergo IRS audit. Once proven compliant, all the funds will roll over into Microchip’s 401K plan.

43 Microchip Community Awards 2011 Microchip Again Wins Alfred P. Sloan Award for Workplace Flexibility For Fifth Consecutive Year, Company Receives National Recognition for Business Practices Microchip Technology has been selected as one of Arizona's “100 Best” Companies! 2011 Dec 2010 Microchip Named Phoenix Business Journal’s “Best Place to Work” for Fourth Straight Year Bay Area News Top Workplaces Program 2012

44 Best Employers in Thailand 2009

45 Microchip Training Awards ? Criteria ? Strategic application of training to drive business objectives ? Robust, formal training program ? Training budget, resources and tuition reimbursement ? Hours of training per employee ? Top 50 in 2001 (Rank # 18) ? Top 100 in 2002 (Rank # 39) ? Top 125 in 2007 (Rank # 93) ? Top 125 in 2012 (Rank # 116)

46 Source: Driving Excellence John Wiley and Sons, April 2006

47 Microchip Summary ? Leading provider of embedded control solutions ? Leadership position shaped by our vision, unique culture and guiding values ? Dedicated to the success of our customers, investors and employees ? Excited to have Supertex join the team!

Thank You!